Borrowings	12 Months Ended
Dec. 31, 2023
Long-Term Debt, by Type Alternative [Abstract]
Borrowings
11.	BORROWINGS
Borrowings were as follows as of the respective balance sheet dates:

	As of December 31,
	2022	2023
	RMB	RMB
Long-term secured bank borrowings, current portion	—	215,615
Long-term secured bank borrowings, non-current portion	—	1,938,385

Total	—	2,154,000

The long-term borrowings (including current portion) outstanding as of December 31, 2023 bore an interest rate of 3.8% per annum, and were denominated in RMB. These borrowings were obtained from financial institutions located in the PRC and secured by the Group’s long-term deposits of RMB2,567,100.
As of December 31, 2023, the long-term borrowings, including the portion due within one year which were recorded in “Long-term borrowings, current portion”, will be repaid according to the following schedule:

Amounts
RMB
2024	215,615
2025	1,938,385

Total	2,154,000